UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 24, 2008
HANOVER CAPITAL MORTGAGE HOLDINGS, INC.
(Exact name of Registrant as Specified in its Charter)

Maryland	001-13417	13-3950486
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
200 Metroplex Drive, Suite 100, Edison, New Jersey 08817
(Address of Principal Executive Offices)
Registrant’s telephone number, including area code (732) 548-0101
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
INDEX TO EXHIBITS
EX-99.1 Financial Information
EX-99.2 Annual Letter to Shareholders

SECTION 2 — FINANCIAL INFORMATION
ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
     On April 24, 2008, Hanover Capital Mortgage Holdings, Inc. (the “Company”) made available its Annual Report to Shareholders for the Year Ended December 31, 2007 (the “Annual Report”). Financial information included in the Company’s Annual Report, but not filed in the Company’s Form 10-K, dated April 2, 2008 is attached as Exhibit 99.1.
     The Company’s Letter to Shareholders, which accompanies the Annual Report, is attached as Exhibit 99.2.
     The information furnished in this section of this Current Report on Form 8-K, in Exhibit 99.1 and in Exhibit 99.2 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended or otherwise subject to the liabilities of that section; nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
     (d) Exhibits.

99.1	Financial Information

99.2	Annual Letter to Shareholders
[signature on following page]

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANOVER CAPITAL MORTGAGE HOLDINGS, INC.

Date: April 30, 2008	By:	/s/ Harold F. McElraft

Harold F. McElraft, Chief Financial Officer and Treasurer

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION

Exhibit 99.1	Financial Information
Exhibit 99.2	Annual Letter to Shareholders